As filed with the Securities and Exchange Commission on December 8, 2006

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file Number: 811-4255
Dividend Capital Realty Income Allocation Fund
(Exact Name of the Registrant as Specified in Charter)
518 17th Street, Suite 1200, Denver, CO 80202
(Address of Principal Executive Offices - Zip Code)
303-228-2200
Registrant’s Telephone Number, including area code:
Derek Mullins
Secretary and Assistant Treasurer
518 17th Street, Suite 1200
Denver, CO 80202
(Names and Addresses of agents for service)
Date of fiscal year end: September 30, 2006
Date of reporting period: September 30, 2006

Item 1. Reports to Shareholders
The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”).

Dividend Capital
Realty Income Allocation Fund
Annual Report
September 30, 2006

Table of Contents
September 30, 2006
Dividend Capital Realty Income Allocation Fund
The Investment Commentary included in this shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of the real estate sector, changes in the level of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict and there is no guarantee of their accuracy. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

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Shareholder Letter
September 30, 2006
Dividend Capital Realty Income Allocation Fund
November 15, 2006
Dear Shareholder,
It is with pleasure that we present to you the Dividend Capital Realty Income Allocation Fund’s (“DCA” or “the Fund”) annual report for the period ending September 30, 2006. This report provides investment commentary, details of the Fund’s holdings and financial statements for the reporting period.
The management team of the Fund is proud of the accomplishments achieved over the past year. Our strategy of investing in securities across the capital structure of North American real estate companies – including common equities, preferred equities and real estate debt securities – has continued to generate high-quality income from the underlying real estate investments as well as the opportunity to realize an increase in the Fund’s net asset value.
During the 12-month period, we paid a total of $1.31 in dividends, consisting of twelve monthly dividends of $0.105 per share and a special dividend of $0.05 per share. This total income resulted in a competitive 9.28% yield to investors based on the September 30, 2005 market price of $14.12. In addition to this high level of current income, we have been able to achieve 4.5% growth in the net asset value of underlying real estate securities as demonstrated by the period ending NAV of $15.08 as compared to the September 30, 2005 NAV of $14.43. Finally, in August we announced an increase to the Fund’s regular monthly dividends which became effective beginning October 2006. The newly announced dividend of $0.1075 per share equates to an annualized yield of 8.88% (based on the September 30, 2006 ending market price of $14.52).
We are also pleased to report that DCA’s market price increased during the period. The September 30, 2006 closing price of $14.52 per share represents a 2.8% increase compared to the September 30, 2005 price of $14.12. The combination of stock price appreciation and current income resulted in a total return of 13.11% over the period and an annualized total return of 6.58% since the fund’s inception. Going forward, we are focused on continuing to reward investors with a consistent stream of current income and the potential for longer term capital appreciation.

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Shareholder Letter
September 30, 2006
Dividend Capital Realty Income Allocation Fund
On the following page, our portfolio management team provides a discussion of the Fund’s performance and their observations on some of the opportunities presented by macroeconomic factors and developments in the real estate market.
Thank you for your support of the Dividend Capital Realty Income Allocation Fund. We are committed to meeting our investment objectives and building long-term value for our shareholders.
Sincerely,

Thomas I. Florence
President
Dividend Capital Realty Income Allocation Fund

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Investment Commentary
September 30, 2006
Dividend Capital Realty Income Allocation Fund
November 15, 2006
To our shareholders:
Over the 12-month period of this annual report, ended September 30, 2006, the Fund has performed according to its objectives and in our opinion, offers a unique investment proposition in the universe of publicly traded real estate investment products. Against a backdrop of heightened market volatility, a changing interest rate environment and shrinking investment yields in the U.S. Equity REIT market, the Fund offers the potential for a compelling high income stream and capital appreciation of the underlying asset base. With a wider investment mandate than the average U.S. REIT fund, the Dividend Capital Realty Income Allocation Fund draws from U.S. and Canadian REIT common stock, preferred stock, debt securities and structured real estate products, providing the Fund the potential to efficiently achieve its income and growth objectives. As market conditions change, this diversified structure maximizes our ability to adjust the portfolio through market cycles with an asset allocation and security selection process that offers more strategic alternatives than a typical REIT fund.
As we have mentioned in previous updates, our primary goal during the initial investment period was to build a base of steady current income. We believe we achieved this goal during the first half of the period and therefore focused the latter part of the year on diversifying our sources of income and positioning the portfolio for asset appreciation potential by (1) optimizing the common/preferred stock allocation through opportunistic relative value trades, (2) ramping up our fixed income investments through a wide range of structured products, (3) adding an allocation of floating rate securities to help further hedge interest rate exposure and (4) opportunistically improving the credit profile of our preferred security portfolio. By changing this mix of assets over the course of the year, we believe we have added to this base of income, while at the same time reducing the risk profile of the portfolio through heightened diversification. Our goal is to adjust this mix as market cycles change and new issuance or secondary trading opportunities emerge.
Performance Review
During the twelve months ended September 30, 2006, the public securities real estate market experienced significant price appreciation. In our opinion, the main catalysts for the performance were merger and acquisition activity and appreciation of private real estate values. In addition, real estate fundamentals have continued to improve, providing additional support to the values of publicly traded real estate companies and debt securities backed by real estate. During this period, the Fund’s NAV total return was a positive 14.95% versus 26.56% for the Morgan Stanley REIT Index (RMS), 6.31% for the Merrill Lynch REIT Preferred Index (MLRP), a measure of REIT preferred stock performance, and 11.51% for

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Investment Commentary (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund
the Lehman Brothers High Yield CMBS Index, a measure of high-yield commercial mortgage-backed security performance.
Over the period, our focus on generating income resulted in total dividends paid of $1.31 which resulted in a 9.28% yield to investors based on the September 30, 2005 market price of $14.12. Further, we also announced DCA’s second dividend increase, raising the regular monthly dividend to $0.1075 per share. The current regular dividend, effective October 2006, represents an indicated 8.88% yield based on the Fund’s $14.52 market price as of September 30, 2006.
The Fund’s objective of net asset value appreciation was also able to be realized over the period. The period ending NAV of $15.08 represents a 4.5% increase from the prior year-end NAV of $14.43.
The overall performance and NAV capital appreciation of the Fund was most influenced by a conservative allocation among asset classes. The asset allocation mix is determined first by a view towards delivering consistent level dividends combined with the opportunity to realize dividend growth over time and second by delivering attractive risk-adjusted total returns. As a result, the Fund has overweighted real estate preferred stocks (46.22% of total investments as of 09/30/06), which, over time have the potential to offer attractive income and lower overall volatility. The Fund’s second largest exposure is to real estate common stocks (28.51% of total investments as of 09/30/06), which, over time have the potential to provide an inflation hedge as well as share price and dividend growth opportunities. In addition to U.S. common stock, we have invested in Canadian real estate companies primarily via a tax-efficient total return swap. During the year, our Canadian real estate investments have significantly added to DCA’s NAV appreciation. Our third asset bucket, debt and other (20.06% of total investments as of 09/30/06), offers the potential for high current income and serves as a volatility dampener. The debt portfolio was a detractor to DCA’s capital appreciation, primarily as a result of losses on investments in two fixed income structures that were sold during the year. While we believe the asset allocation mix was appropriate for achieving DCA’s objectives, the Fund’s lower overall exposure to U.S. real estate common stock limited the NAV appreciation during the year.
Investment Outlook
Our outlook for the real estate asset class and the public securities of real estate companies in particular remains positive, yet cautious. The U.S. economy is performing well, generating solid real GDP growth and adding jobs at a steady rate. As a result, our analysis indicates real estate fundamentals across markets and property types are slowly moving from the recovery phase to the growth phase in the physical real estate market cycle. Occupancy and rent growth from tenant demand have been tempered somewhat by rising operating expenses (particularly

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Investment Commentary (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund
utilities), but for the most part, net operating income is on the rise. Although valuations in the public markets are high relative to historical metrics, the demand for both commercial real estate and real estate securities remains high as both domestic and foreign institutional capital continues to flow into real estate. With this context in mind, we believe real estate securities will continue to perform. However, given valuation concerns, sudden jolts (unanticipated spikes in interest rates, geopolitical events) may cause a short-term correction in the REIT equity market.
To achieve DCA’s primary objective of generating solid income derived from real estate securities, we strongly believe the current market environment underscores the importance of having a diversified, multi-asset real estate strategy. Short-term market movements will offer opportunities to adjust asset allocation between U.S. and Canadian REIT equity, preferred stocks and fixed income. The Fund will aim to take advantage of compelling relative value between asset classes and re-priced investment yields. We believe the ability to make these adjustments from more than one asset bucket should help to create not only superior relative performance, but absolute performance as well. With our focus on the quality, sustainability and (where relevant) growth potential of underlying property cash flows, we remain confident in our continued ability to identify and capitalize on attractive investment opportunities across the real estate asset class. Thank you for your continued support.

Glenn Mueller, Ph.D.,	Charles Song,
Real Estate Investment Strategist	Managing Director and
Senior Portfolio Manager

Amitabh C. Godha,
Portfolio Manager

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Total Returns and Trading History
September 30, 2006
Dividend Capital Realty Income Allocation Fund
Average Annual Total Returns (1)(2)

			Since
	Year-to-Date	1-Year	Inception (7)

DCA at Market Price (“MP”) (2)	24.31%	13.11%	6.58%
DCA at Net Asset Value (“NAV”) (2)	14.94%	14.95%	12.32%
MSCI U.S. REIT Index (3)	24.40%	26.56%	28.83%
Merrill Lynch REIT Preferred Index (4)	6.83%	6.31%	5.21%
CMBS Index (5)	9.72%	11.51%	13.80%
Trading History (1)(6)

Average Premium/Discount to NAV
1-Month	-3.83%
3-Month	-5.88%
1-Year	-4.80%
Since Inception	-3.16%

52-Week Price History Range
MP	$12.50 -	$14.70
NAV	$13.25 -	$15.08

(1)	Past performance is no guarantee of future results. This chart is for illustrative purposes only and does not relate to the future performance of the Fund. For current to the most recent month-end performance, visit dividendcapital.com, or call 866.DCG.REIT
(324-7348). Performance data quoted above is historical. Current performance may be higher or lower than the performance data quoted. All performance figures are net of all advisory and brokerage fees, where applicable.

(2)	Total return assumes reinvestment of dividend and capital gain distributions.

(3)	The MSCI U.S. REIT Index (RMS) is an unmanaged index of REIT securities of reasonable size and liquidity, weighted by market capitalization and considered representative of U.S. equity REIT performance. The index is used in comparison to the fund because the fund invests in common stock of companies primarily engaged in real estate, including REITs. Investors cannot invest directly into any index.

(4)	The Merrill Lynch REIT Preferred Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. The index is used in comparison to the fund because the fund invests in preferred stock of companies primarily engaged in real estate including REITs. The fund may invest significant assets in non-investment grade and unrated REIT preferred shares which are not included in this benchmark. Investors cannot invest directly into any index.

(5)	The Lehman Brothers High-Yield CMBS Index is an unmanaged index of non-investment-grade and unrated CMBS, weighted by market value and comprised of all new issue U.S. CMBS transactions that have a maturity greater than one year, an original transaction size in excess of $500 million, and aggregate outstanding transaction size of at least $300 million, and is considered representative of the high-yield CMBS market. The index is used in comparison to the fund because the fund invests in commercial mortgage-backed securities. Investors cannot invest directly into any index.

(6)	Market price and NAV price history are since inception, based upon closing market price.

(7)	Fund inception is 02/24/2005.

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Sector Profiles as a Percent of Total Investments(1)
September 30, 2006
Dividend Capital Realty Income Allocation Fund
Portfolio (3)(4)
Common Stock (2)(4)
Preferred Stock (2)(4)

(1)	Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

(2)	Property-type allocation percentages are based on the total investments at market value of the preferred stock and common stock asset classes, respectively.

(3)	Portfolio allocation percentages are based on the Fund’s total investments at market value. Portfolio allocation percentages on the Statement of Investments are based on the Fund’s net assets.

(4)	Holdings and composition of holdings are subject to change, and may not be representative of future investments.

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Top Ten Holdings as a Percent of Total Investments
September 30, 2006
Dividend Capital Realty Income Allocation Fund

Holding	Market Value	Percent

Babson CLO 2005-III, Ltd., 14.784%, 11/11/2019	$12,888,213	4.51%
Resource Capital Corp.	11,579,775	4.06%
NorthStar Realty Finance Corp., Series A, 8.750%	10,300,000	3.61%
New Century Financial Corp., Series A, 9.125%	8,756,300	3.07%
Strategic Hotels and Resorts Inc., Series C, 8.250%	7,778,984	2.72%
Sorin Real Estate CDO II Ltd., Series 2005 2A, Class H, 9.508%, 01/04/2016	7,467,608	2.62%
American Home Mortgage Investment Corp., Series A, 9.750%	7,134,239	2.50%
Entertainment Properties Trust, Series A, 9.500%	6,702,547	2.35%
Vertical CRE CDO, 2006-1, Class G, 9.511%, 04/22/2013	6,530,030	2.29%
FelCor Lodging Trust Inc., Series C, 8.000%	6,425,790	2.25%

(1)	Holdings are subject to change, and may not be representative of future investments.

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Statement of Investments
September 30, 2006
Dividend Capital Realty Income Allocation Fund

	Shares/Principal	Market
	Amount	Value

COMMON STOCK 39.34%
Apartments 3.46%
Archstone-Smith Trust	30,200	$1,644,088
AvalonBay Communities Inc.	13,100	1,577,240
BRE Properties Inc.	31,900	1,905,387
Camden Property Trust	26,800	2,037,068

		7,163,783

Diversified/Miscellaneous 0.53%
Vornado Realty Trust	10,000	1,090,000

Healthcare 0.52%
Medical Properties Trust Inc.	80,400	1,076,556

Hotels 2.16%
Diamondrock Hospitality Co.	45,700	759,077
Host Hotels & Resorts Inc.	12,500	286,625
LaSalle Hotel Properties	17,700	767,118
Marriott International Inc. — Class A	24,700	954,408
Starwood Hotels & Resorts Inc.	16,000	915,040
Sunstone Hotel Investors Inc.	26,700	793,524

		4,475,792

Industrial 0.95%
First Potomac Realty Trust	27,400	828,028
ProLogis	20,000	1,141,200

		1,969,228

Mortgage — Commercial 11.04%
Anthracite Capital Inc.	242,200	3,114,692
Newcastle Investment Corp.	155,400	4,259,514
RAIT Investment Trust	135,000	3,894,750
Resource Capital Corp.	749,500	11,579,775
Resource Capital Corp. — Warrants*	55,000	0

		22,848,731

Mortgage — Residential 0.14%
American Home Mortgage Investment Corp.	8,500	296,395

Office — Central Business District 2.01%
Boston Properties Inc.	17,200	1,777,448
Maguire Properties Inc.	30,300	1,234,422
SL Green Realty Corp.	10,200	1,139,340

		4,151,210

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Statement of Investments (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund

	Shares/Principal	Market
	Amount	Value

COMMON STOCK (continued)
Office — Suburban 2.00%
Alexandria Real Estate Equities Inc.	15,800	$1,482,040
Corporate Office Properties Trust	17,700	792,252
Highwoods Properties Inc.	24,300	904,203
Kilroy Realty Corp.	12,700	956,818

		4,135,313

Other Real Estate Companies 0.56%
Brookfield Properties Corp.	32,900	1,162,028

Regional Malls 2.10%
General Growth Properties Inc.	47,200	2,249,080
Simon Property Group Inc.	23,200	2,102,384

		4,351,464

Self Storage 1.24%
Public Storage Inc.	29,800	2,562,502

Shopping Centers 0.99%
Acadia Realty Trust	19,100	487,050
Federal Realty Investment Trust	10,000	743,000
Kimco Realty Corp.	19,100	818,817

		2,048,867

Specialty Finance 11.64%
Arbor Realty Trust Inc.	73,100	1,868,436
CBRE Realty Finance Inc. (1)(4)	400,000	6,100,000
Deerfield Triarc Capital Corp.	261,800	3,432,198
Gramercy Capital Corp.	140,400	3,539,484
KKR Financial Corp.	148,400	3,641,736
Taberna Realty Finance Trust (1)(2)(4)	378,300	5,500,822

		24,082,676

TOTAL COMMON STOCK
(Cost $73,671,238)		81,414,545

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Statement of Investments (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund

	Bond Rating	Shares/Principal	Market
	Moody’s/S&P	Amount	Value

PREFERRED STOCK 63.78%
Apartments 3.18%
Apartment Investment &
Management Co.:
Series G, 9.375% (3)	Ba3/B+	76,800	$2,031,360
Series U, 7.750%	Ba3/B+	64,200	1,629,075
Series V, 8.000% (3)	Ba3/B+	75,700	1,935,081
BRE Properties Inc., Series C, 6.750%	Baa3/BBB-	40,000	985,600

			6,581,116

Diversified/Miscellaneous 2.98%
Crescent Real Estate Equities Co.,
Series B, 9.500% (3)	B3/B-	156,000	4,007,640
Sizeler Properties Investors Inc.,
Series B, 9.750% (3)	NR/NR	81,900	2,165,845

			6,173,485

Hotels 20.06%
Ashford Hospitality Trust,
Series A, 8.550% (3)	NR/NR	93,300	2,411,227
Eagle Hospitality Properties
Trust Inc.,
Series A, 8.250% (3)	NR/NR	253,400	6,422,119
FelCor Lodging Trust Inc.,
Series C, 8.000% (3)	B2/CCC+	259,000	6,425,790
Hersha Hospitality Trust
Series A, 8.000% (3)	NR/NR	177,400	4,595,778
Innkeepers USA Trust,
Series C, 8.000%	NR/NR	40,100	1,015,031
LaSalle Hotel Properties,
Series A, 10.250% (3)	NR/NR	59,200	1,519,072
Strategic Hotels & Resorts Inc.:
Series A, 8.500%	NR/NR	25,500	650,250
Series A, 144, 8.500% (1)(5)	NR/NR	152,000	3,876,000
Series C, 8.250% (3)	NR/NR	301,000	7,778,984
Sunstone Hotel Investors Inc.,
Series A, 8.000% (3)	NR/NR	134,800	3,445,825
Winston Hotels Inc.,
Series B, 8.000% (3)	B3/NR	133,000	3,370,725

			41,510,801

Manufactured Housing 1.73%
Affordable Residential
Communities Inc.,
Series A, 8.250% (3)	NR/NR	150,400	3,575,760

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Statement of Investments (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund

	Bond Rating	Shares/Principal	Market
	Moody’s/S&P	Amount	Value

PREFERRED STOCK (continued)
Mortgage — Commercial 6.59%
Anthracite Capital Inc.,
Series C, 9.375% (3)	NR/NR	118,500	$3,177,281
Newcastle Investment Corp.:
Series B, 9.750% (3)	NR/NR	217,500	5,690,888
Series C, 9.750% (3)	NR/NR	140,000	3,521,000
RAIT Investment Trust,
Series B, 8.375%	NR/NR	48,300	1,246,744

			13,635,913

Mortgage — Residential 13.45%
Accredited Mortgage Loan REIT
Trust, Series A, 9.750%	NR/NR	113,600	2,858,176
American Home Mortgage
Investment Corp.:
Series A, 9.750% (3)	NR/NR	266,950	7,134,239
Series B, 9.250%	NR/NR	29,700	766,557
Anworth Mortgage Asset Corp.,
Series A, 8.625% (3)	NR/NR	85,200	2,107,848
Impac Mortgage Holdings Inc.,
Series C, 9.125%	NR/NR	96,500	2,249,898
New Century Financial Corp.,
Series A, 9.125% (3)	NR/B	357,400	8,756,300
Novastar Financial Inc.,
Series C, 8.900% (3)	NR/NR	161,600	3,964,856

			27,837,874

Net Lease 5.12%
Entertainment Properties Trust,:
Series A, 9.500% (3)	NR/NR	258,100	6,702,547
Series B, 7.750% (3)	NR/NR	93,400	2,326,594
Trustreet Properties, Inc.,
Series A, 7.720% (3)	B3/B	73,100	1,570,919

			10,600,060

Office — Central Business District 0.06%
SL Green Realty Corp.,
Series C, 7.625%	NR/NR	5,000	127,500

Office — Suburban 2.87%
Brandywine Realty Trust.,
Series D, 7.500% (3)	NR/NR	47,000	1,198,500
Digital Realty Trust Inc.,
Series A, 8.500% (3)	NR/NR	174,300	4,597,162
Series B, 7.875%	NR/NR	5,600	142,975

			5,938,637

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Statement of Investments (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund

	Bond Rating	Shares/Principal	Market
	Moody’s/S&P	Amount	Value

PREFERRED STOCK (continued)
Regional Malls 0.82%
Glimcher Realty Trust.,
Series G, 8.125%	B1/B	60,000	$1,516,878
Taubman Centers Inc.:
Series G, 8.000%	B1/B+	400	10,663
Series H, 7.625%	B1/B+	6,600	172,632

			1,700,173

Specialty Finance 6.92%
Capital Lease Funding,
Series A, 8.125% (3)	NR/NR	156,700	4,015,437
NorthStar Realty Finance Corp.,
Series A, 8.750% (3)	NR/NR	400,000	10,300,000

			14,315,437

TOTAL PREFERRED STOCK
(Cost $132,845,412)			131,996,756

COLLATERALIZED DEBT OBLIGATIONS 15.11%
CW Capital Cobalt II, Ltd.:
Series K, 8.990%, 04/26/2016 (1)(2)(5)(7)(9)	Ba2/NR	4,000,000	3,991,968
Class P.S., 12.500%, 04/26/2016 (1)(2)(5)(7)(8)	NR/NR	3,500,000	3,492,800
Sorin Real Estate CDO II Ltd.,
Series 2005 2A, Class H, 9.508%,
01/04/2016 (1)(2)(5)(7)(9)	Ba3/NR	7,500,000	7,467,608
Taberna Preferred Funding III Ltd.,
Class E, 9.980%, 11/05/2015 (1)(2)(5)(7)(9)	NR/BB+	2,000,000	2,013,660
Taberna Preferred Funding V Ltd.:
Class B-1L, 8.230%, 02/05/2016 (1)(2)(5)(7)(9)	NR/BBB	3,000,000	2,994,336
Class B-2L, 10.230%, 02/05/2016 (1)(2)(5)(7)(9)	NR/BB	3,000,000	2,981,313
Vertical CRE CDO 2006-I, Ltd.:
Class G, 9.511%, 04/22/2013 (1)(2)(5)(7)(9)	NR/BB+	6,500,000	6,530,030
Class P.S., 9.848%, 04/22/2013 (1)(2)(5)(7)(8)	NR/NR	1,800,000	1,794,996

TOTAL COLLATERALIZED DEBT OBLIGATIONS
(Cost $31,300,000)			31,266,711

COLLATERALIZED LOAN OBLIGATIONS 7.86%
Babson CLO 2005-III, Ltd.,
14.784%, 11/11/2019 (1)(2)(5)(7)(8)	NR/NR	13,000,000	12,888,213
Fraser Sullivan CLO I Ltd.,
10.438%, 03/15/2017 (1)(2)(5)(7)(8)	NR/NR	3,400,000	3,381,977

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $16,400,000)			16,270,190

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Statement of Investments (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund

	Bond Rating	Shares/Principal	Market
	Moody’s/S&P	Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES	0.08%
Wachovia Bank,
Series 2005
C18, 4.702%, 05/19/2015 (1)(5)(7)	B1/B+	248,100	$169,716

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $166,431)			169,716

LOAN PARTICIPATIONS 2.72%
Mervyn’s Junior Syndication Mezzanine,
8.840%, 01/01/2008 (2)(7)(9)	NR/NR	5,616,822	5,616,822

TOTAL LOAN PARTICIPATIONS
(Cost $5,616,822)			5,616,822

U.S. GOVERNMENT OBLIGATIONS 4.84%
U.S. Treasury Notes, 2.375%, 08/15/2006 (6)		9,920,000	10,018,813

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $10,006,191)			10,018,813

NON-REGISTERED INVESTMENT COMPANIES 1.91%
INVESCO Navigator Fund (1)(2)(4)	NR/NR	3,946	3,944,110

TOTAL NON-REGISTERED INVESTMENT COMPANIES
(Cost $3,946,000)			3,944,110

REPURCHASE AGREEMENTS 2.35%
State Street Bank & Trust, Co., dated	NR/NR		4,863,670
09/20/2006, 3.800%, due 10/02/2006, proceeds $4,903,625; collateralized by Fannie Mae, 6.000%, 05/15/2008, valued at $4,902,879 including accrued interest.

TOTAL REPURCHASE AGREEMENTS
(Cost $4,863,670)			4,863,670

TOTAL INVESTMENTS 137.99%			$285,561,333
(Cost $278,815,764)
Liabilities in Excess of Other Assets (37.99%)			(78,613,443)

NET ASSETS 100.00%			$206,947,890

*	Non-income producing security

(1)	Securities sold within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2006, the value of these securities amounted to $67,127,549 or 22.99%.

(2)	This security has been valued at its fair value determined in good faith by or under the direction of the Board of Trustees.

(3)	All or a portion of the shares held in this security are pledged as collateral for the borrowings under the Revolving Credit and Security Agreement (Note 6).

(4)	This security is considered illiquid by the Adviser.

(5)	This 144A security has been determined to be liquid by the Adviser.

(6)	The entire principal amount of this security is pledged as collateral for the total return swaps.

1-866-324-7348	2006 Annual Report 15

Statement of Investments (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund

(7)	The expected maturity date listed herein differs from the legal maturity date due to the expected schedule of principal payments.

(8)	This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the Adviser’s estimated rate of residual interest as of the reporting date.

(9)	The coupon rate shown on floating or adjustable rate securities represents the rate at each period.
Open Interest Rate Swap Contracts as of September 30, 2006

			Fixed Rate	Floating Rate
			Paid by the	Received by
	Termination	Underlying	Fund at	the Fund at	Net Interest	Unrealized
Counterparty	Date	Notional	09/30/06	09/30/06*	Receivable	Appreciation

JPMorgan Chase	06/14/2010	$27,000,000	4.09%	5.33%	$15,810	$637,840
JPMorgan Chase	06/14/2012	27,000,000	3.89%	5.33%	18,360	448,718

Total						$1,086,558

*	Based on one-month LIBOR (London Interbank Offered Rate).
Open Total Return Swap Contracts (“TRS”) ** as of September 30, 2006
Counterparty: Royal Bank of Canada

			Underlying	Unrealized
	Termination	Notional	Notional	Appreciation
Contract Type	Date	Shares	($CAD)	($USD)

Alexis Nihon Real Estate Investment Trust TRS	08/21/2008	197,000	$2,501,900	$183,716
Allied Properties Real Estate Investment Trust TRS	07/31/2008	302,700	5,236,710	502,148
Calloway Real Estate Investment Trust TRS	03/27/2007	150,000	3,580,800	457,048
	05/07/2007	40,000	848,256	217,489
Canadian Hotel Income Properties Real Estate	02/19/2007	270,700	3,153,899	451,272
Investment Trust TRS	03/30/2007	134,400	1,568,085	222,076
	04/05/2007	15,900	185,033	26,700
Chartwell Senior Housing Real Estate Investment Trust TRS	08/21/2008	175,000	2,345,000	86,307
Firm Capital Mortgage Investment Funds TRS	08/28/2008	160,000	1,624,000	—
H&R Real Estate Investment Trust TRS	07/31/2008	275,000	6,132,500	197,274
Northern Property Real Estate Investment Trust TRS	07/31/2008	188,000	4,049,520	215,782
Primaris Retail Real Estate Investment Trust TRS	01/18/2007	328,000	4,876,704	980,000
	05/28/2007	2,000	26,973	8,453
RioCan Real Estate Investment Trust TRS	07/31/2008	500,000	11,445,000	502,152
Summit Real Estate Investment Trust TRS	07/31/2008	281,000	7,193,600	1,065,845
Total		3,019,700	$54,767,980	$5,116,262

**	For each total return swap contract, the Fund receives the total return and dividend income on the underlying security and pays a floating rate based on three-month Canadian LIBOR plus a spread.

16 2006 Annual Report	www.dividendcapital.com

Statement of Investments (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund
Open Foreign Currency Contracts as of September 30, 2006
Contracts to Sell – Canadian Dollar (CAD)

Expiration	Contract Amount	Contract Amount	Unrealized Appreciation
Date	($USD)	($CAD)	/(Depreciation) ($USD)

10/31/2006	$90,445	$100,900	($113)
11/24/2006	80,048	88,200	829
01/31/2007	79,574	88,900	(440)
02/21/2007	50,157	56,000	(278)
04/30/2007	88,135	98,200	(485)
05/22/2007	51,190	57,000	(281)
07/31/2007	75,684	84,100	(408)
08/21/2007	48,532	53,900	(264)

Total Unrealized Depreciation			($1,440)

1-866-324-7348	2006 Annual Report 17

Statement of Assets & Liabilities
September 30, 2006
Dividend Capital Realty Income Allocation Fund

ASSETS:
Investments at market value (Identified cost — $278,815,764)	$285,561,333
Cash	9,953
Receivable for securities sold	310,401
Dividends and interest receivable	2,857,674
Swap interest receivable	189,252
Unrealized appreciation on swap agreements	6,202,820
Other assets	256,814

TOTAL ASSETS	$295,388,247

LIABILITIES:
Line of credit payable to bank	$85,000,000
Payable for line of credit fees	399,394
Unrealized depreciation on forward currency contracts	1,440
Swap interest payable	393
Distributions payable	444,893
Payable for securities purchased	2,223,768
Payable for investment advisory fees	202,257
Payable for administrative fees	23,795
Other liabilities	144,417

TOTAL LIABILITIES	$88,440,357

NET ASSETS	$206,947,890

COMPOSITION OF NET ASSETS:
Common stock, $0.001 par value (unlimited number of shares authorized)	$13,724
Paid-in capital	194,279,259
Over distributed net investment income	(2,128,983)
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	1,850,666
Net unrealized appreciation/(depreciation) of investments, swap contracts and translation of assets and liabilities denominated in foreign currencies	12,946,948

NET ASSETS	$206,947,890

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Common shares outstanding, $0.001 par value (unlimited number of shares authorized)	13,724,263
Net asset value per share	$15.08
See accompanying Notes to Financial Statements.

18 2006 Annual Report	www.dividendcapital.com

Statement of Operations
For the year ended September 30, 2006
Dividend Capital Realty Income Allocation Fund

INVESTMENT INCOME:
Dividends (net of withholding taxes of $1,647)	$17,443,704
Interest	3,835,317
Other income	1,177

Total Investment Income	$21,280,198

EXPENSES:
Line of credit interest and fees (Note 6)	$4,402,066
Investment advisory fees (Note 5)	2,382,934
Administrative fees (Note 5)	280,346
Trustee fees and expenses (Note 5)	103,271
Custodian fees and expenses	22,301
Legal expenses	179,822
Debt issuance expense	105,905
Insurance and fidelity bond	72,020
Shareholder reporting	62,812
Other expenses	165,332

Total Expenses	$7,776,809
Less reduction to custodian fees	(21,656)

Net Expenses	$7,755,153

NET INVESTMENT INCOME	$13,525,045

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) from:
Investments	(4,266,358)
Swap contracts	5,536,923
Foreign currency transactions	(42,715)

Net realized gain	1,227,850

Net change in unrealized appreciation/depreciation on:
Investments	8,617,929
Swap contracts	3,555,908
Translation of assets and liabilities denominated in foreign currencies	1,537

Net change	12,175,374

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,928,269

See accompanying Notes to Financial Statements.

1-866-324-7348	2006 Annual Report 19

Statement of Changes in Net Assets
For the year ended September 30, 2006
Dividend Capital Realty Income Allocation Fund

	For the Year	For the Period
	Ended	February 24, 2005 to
	September 30, 2006	September 30, 2005

Operations:
Net investment income	$13,525,045	$8,473,007
Net realized gain on investments, swap transactions and foreign currency transactions	1,227,850	629,003
Change in net unrealized appreciation/depreciation on investments, swap transactions and foreign currency transactions	12,175,374	771,574

Increase in net assets resulting from operations	26,928,269	9,873,584

Distributions to Shareholders:
From net investment income	(17,980,293)	(7,800,745)

Net decrease in net assets from distributions to shareholders	(17,980,293)	(7,800,745)

Capital share transactions:
Proceeds from sale of common shares, net of offering costs	—	172,727,500
Proceeds from the underwriters’ over-allotment option of common shares exercised, net of offering costs	—	22,533,088
Net asset value of common shares issued to shareholders from reinvested dividends	524,724	—
Common share offering cost adjustment (Note 3)	41,695	—

Increase in net assets from capital share transactions	566,419	195,260,588

Net Increase in Net Assets	9,514,395	197,333,427

NET ASSETS:
Beginning of period	197,433,495	100,068 (1)
End of period (2)	$206,947,890	$197,433,495

(1)	Initial seed capital.

(2)	Includes (over)/undistributed net investment income of ($2,128,983) and $1,428,781, respectively.
See accompanying Notes to Financial Statements.

20 2006 Annual Report	www.dividendcapital.com

Statement of Cash Flows
For the year ended September 30, 2006
Dividend Capital Realty Income Allocation Fund

Cash Flows from Operating Activities:
Net increase in net assets from operations	$26,928,269
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(197,911,887)
Proceeds from disposition of investment securities	198,505,238
Net sales of short-term investments	(719,691)
Decrease in collateral for swap contracts	(1,880,569)
Net realized gain from investments and foreign currencies	4,309,073
Net change in unrealized appreciation on investments and foreign currencies	(8,619,466)
Net change in unrealized appreciation on swap contracts	(3,555,908)
Increase in dividends and interest receivable	(1,030,150)
Decrease in net swap interest receivable	149,109
Decrease in receivable for securities sold	88,982
Decrease in payable for securities purchased	(173,316)
Decrease in prepaid expenses and other assets	55,281
Increase in accrued expenses and other payables	27,879
Accretion/amortization of discount/premium on investment securities	(236,182)

Net cash provided by operating activities	$15,936,662

Cash Flows from Financing Activities:
Proceeds from bank borrowing	$—
Payment on outstanding debt	—
Proceeds from shares sold	—
Cash distributions paid	(17,511,108)

Net cash provided by financing activities	($17,511,108)

Net decrease in cash	($1,574,446)

Cash
Beginning Balance	$1,584,399
Ending Balance	$9,953

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest and fees on bank borrowing	$4,002,672
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $524,724.
See accompanying Notes to Financial Statements.

1-866-324-7348	2006 Annual Report 21

Financial Highlights
September 30, 2006
Dividend Capital Realty Income Allocation Fund

	For the Year	For the Period
	Ended	Ended
	September 30, 2006	September 30, 2005 (1)

PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$14.43	$14.33 (2)
Income from investment operations:
Net investment income (7)	0.99	0.63
Net gains on securities, realized and unrealized	0.97	0.09

Total From Investment Operations	1.96	0.72

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(1.31)	(0.57)

Total Distributions	(1.31)	(0.57)

Offering Costs Charged to Paid-in-Capital	—	(0.05)

Offering Cost Adjustment	0.00 (8)	—

Net Asset Value, End of Period	$15.08	$14.43

Market Price, End of Period	$14.52	$14.12

Total Return, Net Asset Value (3)	14.95%	4.73%

Total Return, Market Value (3)	13.11%	1.68%
Net Assets, End of Period (000’s)	$206,948	$197,433
Ratio of Operating Expenses to Average Net Assets (4) (6)	1.73%	1.68%
Ratio of Operating Expenses to Average Net Assets after reduction to custodian expenses (4) (6)	1.72%	1.66%
Ratio of Total Expenses to Average Net Assets (4)	3.98%	2.74%
Ratio of Total Expenses to Average Net Assets after reduction to custodian expenses (4)	3.97%	2.72%
Ratio of Net Investment Income to Average Net Assets (4)	6.92%	7.39%
Portfolio Turnover Rate (5)	71.99%	92.47%

(1)	For the period from February 24, 2005 (inception of offering) to September 30, 2005.

(2)	Net of sales load of $0.675 on initial shares issued.

(3)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s reinvestment plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected.

(4)	Ratio annualized for the period of less than one year.

(5)	A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a period and dividing it by monthly average of the market value of the portfolio securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 2006 were $197,911,887 and $198,505,238 respectively.

(6)	Operating expenses do not include interest expense and fees on the line of credit.

(7)	Calculation based on average shares outstanding.

(8)	Includes common share offering cost adjustment of less than $0.005 per share.
See accompanying Notes to Financial Statements.

22 2006 Annual Report	www.dividendcapital.com

Notes to Financial Statements
September 30, 2006
Dividend Capital Realty Income Allocation Fund
1. Organization and Summary of Significant Accounting Policies
Dividend Capital Realty Income Allocation Fund (the “Fund”) is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.
Initial capitalization for the Fund was provided by Dividend Capital Investments LLC (the “Adviser”) as follows:

Organization Date	December 3, 2004
Initial Capitalization Date	February 15, 2005
Amount of Initial Capitalization	$100,068
Common Shares Issued at Capitalization	7,010
Common Shares Authorized	Unlimited
Public Offering Date	February 24, 2005
Security Valuation:
Pricing Procedures: All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Standard Time), on each day that the NYSE is open.
Securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). Domestic exchange-listed securities and non-NASDAQ equity securities not traded on a listed exchange are valued at the last sale price as of the close of the NYSE. In the absence of trading or a NOCP, such securities are valued at the mean of the bid and asked prices. In the event exchange quotations are not available for exchange traded securities, the Fund will obtain at least one price from an independent broker/dealer.
U.S. government and agency securities having a maturity of more than 60 days are valued at the mean between the bid and asked prices. Fixed income securities having a maturity of less than 60 days are valued at amortized cost. Other debt securities are valued at the price provided by an independent pricing service or, if such a price is not available, at the value provided by at least one quotation obtained from a broker/dealer. Securities issued by private funds are priced at the value most recently provided by the private fund or at the bid provided by a broker/dealer.
Foreign exchange traded securities are valued at the last sale price at the close of the exchange on which the security is primarily traded (except in certain countries where market maker prices are used). In the absence of trading, such securities are valued at the mean between the last reported bid and asked prices or the last sale price. Non-exchange traded foreign securities (including debt) are valued at a price provided by a pricing service or at the mean value between the bid and asked prices.

1-866-324-7348	2006 Annual Report 23

Notes to Financial Statements (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund
Security Valuation: (continued)
Exchange traded options, warrants and rights are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. For non-exchange traded options and exchange traded options, warrants and rights for which no sales are reported, the mean between the bid and asked prices is used. For exchange traded options, warrants and rights and foreign exchange traded equity securities in which the markets are not closed at the time that the Fund prices its securities, snapshot prices provided by individual pricing services are used.
The price for futures contracts are the daily quoted settlement prices. Single security total return swaps in which the referenced security is traded on an exchange are valued at the last sale price at the time of close of the NYSE. In the absence of trading of a referenced security, the mean between the closing bid and asked prices will be used.
Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event (as defined below), the security may be valued at its fair value determined pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however, it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of September 30, 2006, securities which have been fair valued represented 21.44% of the Fund’s managed assets.
The following factors, among other relevant factors, may be considered when determining the fair value of a security: (1) fundamental analytical data; (2) forces which influence the market in which the security is sold, including the liquidity and depth of the market; (3) type of security and the cost at date of purchase; (4) most recent quotation received from a broker; (5) transactions or offers with respect to the security; (6) price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies; (7) price and extent of public trading of the security on foreign exchanges; (8) information on world financial markets and comparable financial products; (9) size of the Fund’s holdings; (10) financial statements of the issuer; (11) analyst reports; (12) merger proposals or tender offers; (13) value of other financial instruments, including derivative securities, traded on other markets or among dealers; (14) trading volumes on markets, exchanges or among dealers; (15) values of baskets of securities traded on other markets, exchanges or among dealers; (16) change in interest rates; (17) observations from financial institutions; (18) government (domestic or foreign) actions or pronouncements; (19) in the case of restricted securities, discount from market value of unrestricted securities of the same class at time of purchase, existence and anticipated timeframe of any undertaking to register the security and the size of the holding in relation to any unrestricted outstanding shares; (20) in the case of foreign securities, the country’s or geographic region’s political and economic

24 2006 Annual Report	www.dividendcapital.com

Notes to Financial Statements (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund
Security Valuation: (continued)
environment, nature of any significant events, American Depository Receipt trading, exchange-traded fund trading and foreign currency exchange activity; (21) in the case of interests in private funds, the absence of transaction activity in interests in the private fund, extraordinary restrictions on redemptions, whether the private fund’s valuation procedures provide for valuation of underlying securities at market value or fair value, actual knowledge of the value of underlying portfolio holdings, review of audited financial statements and ongoing due diligence and monitoring; and (22) in the case of emergencies or other unusual situations, the nature and duration of the event, forces influencing the operation of the financial markets, likelihood of recurrence of the event, and whether the effects of the event are isolated or affect entire markets, countries or regions.
Significant Events: An event is significant if it causes the price for a security determined at the normal time for pricing that security to no longer reflect fair value at the time that the Fund determines its net asset value. A significant event is material (a “Material Significant Event”) if a fair valuation for the security would impact the Fund’s net asset value by more than one-half of one percent (0.5%). If a Material Significant Event has occurred, the Adviser will call a meeting of the Valuation Committee to determine a fair value for the security in accordance with the Fund’s Fair Valuation Procedures.
Risk of Concentration:
Because the Fund’s investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in a single industry. If the securities of real estate companies as a group fall out of favor with the investors, the Fund could underperform funds that have greater industry diversification.
Foreign Securities:
The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. Currently, the Fund intends to invest only in those securities issued by North American issuers.
The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effects of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

1-866-324-7348	2006 Annual Report 25

Notes to Financial Statements (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund
Repurchase Agreements:
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.
Distributions to Shareholders:
The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date. Distributions paid by the Fund are subject to recharacterization for tax purposes. A portion of the distributions paid by the Fund may be reclassified to return of capital and long-term capital gains upon the final determination of the Fund’s taxable income for the year. Net realized gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.
Securities Transactions and Investment Income:
Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.
Expense Offset Arrangement:
The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund. Earnings credits available to offset future custody expenses through December 31, 2006 are $16,308.
Use of Estimates:
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

26 2006 Annual Report	www.dividendcapital.com

Notes to Financial Statements (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund
2. Federal Income Taxes
No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gain for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.
The tax character of the distributions paid by the Fund during the year ended September 30, 2006 and for the period February 24, 2005 to September 30, 2005 was as follows:

		February 24, 2005 to
Distributions paid from:	2006	September 30, 2005

Ordinary Income	$15,534,165	$7,800,745
Long-Term Capital Gain	798,312	—
Return of Capital	1,647,816	—
As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

(Over)/under distributed net investment income	$—
Accumulated net realized loss	—
Net unrealized appreciation	12,973,785
Other cumulative effect of timing differences	(305,154)

Total	$12,668,631
At September 30, 2006 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate tax cost (including swaps and foreign currency)	$272,587,548
Gross unrealized appreciation	16,237,752
Gross unrealized depreciation	(3,263,967)

Net unrealized appreciation	$12,973,785

Net investment income (loss) and net realized gain (loss) may differ from financial statements and tax purposes. These differences are primarily due to the treatment of certain investment securities and distribution allocations. These permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified.
For the year ended September 30, 2006 the Fund recorded the following reclassifications to the accounts listed below:

	Increase/(Decrease)
	(Over)/(Undistributed) Net	Accumulated Net Realized
Paid-in-Capital	Investment Income	Gain/(Loss)

($1,647,816)	$897,484	$750,332

1-866-324-7348	2006 Annual Report 27

Notes to Financial Statements (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund
Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.
Net capital loss carry forwards utilized during the year ended September 30, 2006 were $432,225. The Fund intends to elect to defer to its fiscal year ending September 30, 2007, approximately $41,177 of foreign currency losses recognized during the period from November 1, 2005 to September 30, 2006.
3. Capital Transactions
There are an unlimited number of $0.001 par value common shares of beneficial interest authorized. Of the 13,724,263 common shares outstanding on September 30, 2006, Dividend Capital Investments LLC (the “Adviser”) owned 7,010 shares. The Fund issued 12,100,000 common shares in its initial public offering on February 23, 2005. These common shares were issued at $15.00 per share before the underwriting discount of $0.675 per share. An additional 1,578,500 common shares were issued on April 12, 2005. These common shares were also issued at $15.00 per share before the underwriting discount of $0.675 per share. Offering costs of $642,230 were offset against proceeds of the offering and were charged to paid-in capital of the common shares. During the year ended September 30, 2006, a $41,695 adjustment was credited to paid-in-capital for common offering costs.
Transactions in common shares for the year ended September 30, 2006 and the period February 24, 2005 to September 30, 2005, were as follows:

		February 24, 2005 to
	2006	September 30, 2005

Common shares outstanding — beginning of period	13,685,510	7,010

Common shares issued in connection with initial public offering	—	12,100,000

Common shares issued from underwriters’ over-allotment option exercised	—	1,578,500

Common shares issued to shareholders from reinvested dividends	38,753	—

Common shares outstanding — end of period	13,724,263	13,685,510

4. Portfolio Securities
Purchases and sales of investment securities, other than short-term securities, for the year ended September 30, 2006 aggregated $197,911,887 and $198,508,238 respectively.
5. Investment Advisory and Administration Agreements and Other Related Party Transactions
Dividend Capital Investments LLC (“Dividend Capital” or the “Adviser”) serves as the Fund’s investment adviser and administrator. Pursuant to an Investment Advisory Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital receives an annual investment advisory fee of 0.85% based on the Fund’s average daily managed assets, computed daily and payable monthly.

28 2006 Annual Report	www.dividendcapital.com

Notes to Financial Statements (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund
Pursuant to an Administration Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital receives an annual administration fee of 0.10% based on the Fund’s average daily managed assets, computed daily and payable monthly.
Trustees of the Fund who are “interested persons” as defined in the 1940 Act receive no salary or fees from the Fund. Each independent Trustee of the Fund receives from the Fund an annual retainer of $16,000 and a fee of $2,000 and reimbursement for related expenses for each meeting of the Board he attends. Each independent Trustee receives from the Fund a fee of $1,000 for each telephonic Board meeting he attends. The Chairman of the Board of Trustees receives from the Fund an additional annual retainer of $10,000.
Certain officers of the Trust are also officers of the Adviser.
6. Line of Credit
On April 28, 2005, a Revolving Credit and Security Agreement among the Fund, Jupiter Securitization Corp. (“Jupiter”) and JP Morgan Chase Bank N.A. (“JP Morgan”) was executed which allows the Fund to borrow against a secured line of credit from Jupiter and JP Morgan an aggregate amount up to $85,000,000. The borrowings under the line of credit are secured by pledging the Fund’s portfolio securities. Borrowings under this agreement bear interest at a variable rate determined by the bank’s conduit program, which has historically been slightly below 1-month LIBOR. Fees of 0.175% per annum are paid on 102% of the total line of credit, regardless of usage. Fees of 0.20% per annum are paid on the average outstanding amount of borrowings. The average balance during the year ended September 30, 2006 was $85,000,000 or $6.19 per share based on average shares outstanding of 13,720,972. The average cost of funding during the year ended September 30, 2006 was 4.73%. As of September 30, 2006, the Fund had an outstanding loan amount of $85,000,000.
7. Investments in Interest Rate and Total Return Swaps
The Fund uses interest rate swaps in connection with the line of credit. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund’s common shares as a result of the floating rate structure of the line of credit. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the line of credit. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility and the current and forward interest rate markets.

1-866-324-7348	2006 Annual Report 29

Notes to Financial Statements (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund
The Fund uses total return swaps to gain exposure to underlying referenced securities or indices. Total return swap agreements involve commitments to pay interest plus fees in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.
Swaps are marked to market daily. For both interest rate swaps and total return swaps, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest, net of the market linked return to be paid or received on the swaps, is reported as unrealized gains or losses on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of a swap agreement. The Fund segregates or earmarks sufficient assets as collateral to satisfy the Fund’s current obligation with respect to total return swaps. Entering into swap agreements involves, to varying degrees, elements of credit, foreign currency, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to these agreements may default on its obligation to perform or disagree as to the meaning of the contractual items in the agreements, and that there may be unfavorable changes in foreign currency, interest rates or values in referenced indices or securities.
The Fund has adopted a non-fundamental policy to limit its investment in securities of non-U.S. issuers to 20% of the Fund’s managed assets, measured at the time of investment (the “non-U.S. issuer limitation”). As a component of its investment strategy, the Fund may enter into total return swaps where the reference security is issued by a Canadian issuer or the counterparty to the swap is a Canadian financial institution. In this case, the Fund considers the non-U.S. investment limitation to apply. It is common for swap contracts to be terminated and re-initiated due to economic factors or the expiration of the term of the swap contract. In such case, the Fund may re-initiate the swap contract if deemed to be advisable by the Adviser. In cases where swap contracts are reinitiated with substantially the same terms and the same reference security and number of reference shares, such re-initiations will not be considered to be a new investment for purposes of the application of the non-U.S. issuer limitation. Accordingly, the notional value of the original swap contract that relates to the reference security in question will be the basis for determining compliance with the non-U.S. issuer limitation. As a result of this policy, the Fund’s exposure to securities of non-U.S. issuers, as measured by current notional value, could exceed 20%, in some cases significantly so. As of September 30, 2006, the Fund’s exposure to securities of non-U.S. issuers, as measured by current notional value, was 16.40% of the Fund’s managed assets.

30 2006 Annual Report	www.dividendcapital.com

Notes to Financial Statements (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund
8. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or a payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
9. Illiquid/Restricted Securities
As of September 30, 2006, investments in securities included issues that are restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market. The Fund intends to invest no more than 10% of its total managed assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation if the Fund’s adviser, under supervision of the Board of Trustees, determines that a liquid trading market exists.
Illiquid Restricted Securities as of September 30, 2006

		Acquisition		Market
Description	Shares	Date	Cost	Value

CBRE Realty Finance Inc.	400,000	06/02/2005	$6,000,000	$6,100,000
INVESCO Navigator Fund	3,946	11/17/2005	3,946,000	3,944,110
Taberna Realty Finance Trust	378,300	04/21/2005	4,039,600	5,500,822

Total				$15,544,932

Total Managed Assets				$291,947,890

Illiquid Restricted Securities as a % of Total Managed Assets				5.32%

1-866-324-7348	2006 Annual Report 31

Notes to Financial Statements (continued)
September 30, 2006
Dividend Capital Realty Income Allocation Fund
10. Recent Accounting Pronoucements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax return to determine whether it is “more-than-likely-than-not” that tax positions in the Fund’s tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management’s judgment, will not be fully utilized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of September 30, 2006, the Adviser is evaluating the implications of FIN 48. Its impact in the Fund’s financial statements has not yet been determined.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Adviser does not believe adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.
11. Subsequent Events
Subsequent Regular Distribution
Subsequent to September 30, 2006, the Fund paid a regular monthly distribution of $0.1075 per common share on October 31, 2006 to common shareholders of record on October 18, 2006.

32 2006 Annual Report	www.dividendcapital.com

Shareholder Tax Information
September 30, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund
Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended September 30, 2005.
During the fiscal year ended September 30, 2006, 2.09% of the dividends paid by the Fund from net investment income qualify for the corporate dividends received deduction. Also, during the fiscal year ended September 30, 2006, 2.34% of distributions of ordinary income by the Fund met the requirements regarding qualified dividend income. In addition, 2.83% of distributions from net investment income are from income derived from U.S. Treasury Obligations.
Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on Form 1099-DIV, which are mailed to shareholders by January 31st of each year. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, the Fund may have to sell portfolio securities at a less than opportune time.
The Fund owns securities issued by REITs. A portion of the dividends paid by REITs may be recharacterized for tax purposes following year-end as capital gains and/or return of capital. To the extent this occurs, distributions paid by the Fund during the year also will be reclassified to reflect these REIT recharacterizations. Therefore the actual composition of the distributions paid may change substantially by year-end and, to the extent these changes do occur, they will have the effect of reducing the net investment income component of fund distributions and correspondingly increasing the capital gains and/or return of capital components.

1-866-324-7348	2006 Annual Report 33

Report of Independent Registered Public Accounting Firm
September 30, 2006
Dividend Capital Realty Income Allocation Fund
To the Shareholders and
Board of Trustees of
Dividend Capital Realty Income Allocation Fund
We have audited the accompanying statement of assets and liabilities of Dividend Capital Realty Income Allocation Fund (the “Fund”), including the statement of investments, as of September 30, 2006, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from February 24, 2005 (inception of offering) to September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dividend Capital Realty Income Allocation Fund as of September 30, 2006, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from February 24, 2005 (inception of offering) to September 30, 2005, in conformity with accounting principles generally accepted in the United States of America.
November 16, 2006

34 2006 Annual Report	www.dividendcapital.com

Dividend Reinvestment Plan
September 30, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund
The Fund offers a dividend reinvestment plan (the “Plan”) pursuant to which shareholders, unless they otherwise elect, automatically have dividends and capital gains distributions reinvested in common shares of the Fund by The Bank of New York (the “Plan Agent”). Shareholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the Plan Agent.
How the Plan Works
After the Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly issued shares of the Fund or (ii) by open-market purchases as follows:
■	If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.
■	If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the NYSE, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus brokerage commissions), it will result in the acquisition by the Plan Agent of fewer shares than if the distribution had been paid in shares issued by the Fund. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date.

1-866-324-7348	2006 Annual Report 35

Dividend Reinvestment Plan (continued)
September 30, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund
Costs of the Plan
The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15.00 transaction fee.
Tax Implications
The automatic reinvestment of dividends or distributions does not relieve participants of any taxes which may be payable on such dividends or distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.
Right to Withdraw
Participants whose shares are registered in his or her name may terminate his or her account under the Plan by notifying the Agent in writing at P.O. Box 11258, New York, NY 10286-1258, or by calling the Agent at 1-800-432-8224, or using The Bank of New York’s website at: http://stockbny.com. Such termination will be effective with respect to a particular distribution if the Participant’s notice is received by the Agent prior to such distribution record date. Participants whose shares are held by a brokerage firm should contact his or her broker. If a Participant holds shares through a broker, the Participant may not be able to transfer his or her shares to another broker and continue to participate in the Plan if the new broker does not permit such participation. The Plan may be amended or terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 90 days prior to the effective date of the termination.
Fund Proxy Voting Policies & Procedures
September 30, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund
The Fund has delegated to the Adviser the voting of proxies relating to its securities. The Adviser will vote such proxies in accordance with the Adviser’s policies and procedures. The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without charge, upon request, by contacting the Fund at 1-866-324-7348, visiting the Fund’s website at http://www.dividendcapital.com and visiting the Securities Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

36 2006 Annual Report	www.dividendcapital.com

Fund Proxy Voting Policies & Procedures (continued)
September 30, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund
Information on how proxies relating to the Fund’s portfolio securities were voted by the Adviser during the most recent 12-month period ended June 30th is available without charge, upon request, by contacting the Fund at 1-866-324-7348 and on the Commission’s website at http://www.sec.gov.
Portfolio Holdings
September 30, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund
The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without charge, upon request, by contacting the Fund at 1-866-324-7348 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.
Sarbanes-Oxley Act and Other Information
September 30, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund
On May 15, 2005, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance Listing Standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.
On March 6, 2006, Russell C. Platt announced his resignation as Portfolio Manager of the Fund. Concurrently, Geoffrey C. Hawkins announced his resignation as an Assistant Portfolio Manager of the Fund. The remaining Portfolio Managers of the Fund, Amitabh C. Godha and Charles Song, continue to have responsibility for the day-to-day management of the Fund’s investment portfolio and serve on the Investment Committee of the Fund’s investment adviser, Dividend Capital Investments LLC. The Investment Committee is charged with overall management of the Fund’s investment portfolio.

1-866-324-7348	2006 Annual Report 37

Trustees & Officers
September 30, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund
The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Adviser, Administrator, Custodian and Transfer Agent. The management of the Fund’s day-to-day operations is delegated to its officers and the Adviser, subject always to the investment objectives and policies of the Fund and to the general supervision of the Trustees.
Basic information about the identity and experience of each Trustee and officer is set forth in the charts below.
The Trustees of the Fund, their years of birth, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Dividend Capital fund complex (“Fund Complex”), and other directorships held by the Trustee are set forth below.

		Principal Occupation	Number of Funds	Other
Name, Year of Birth,		During Past Five Years	within Fund Complex	Directorships
Address* and	Term of	(Including Other	Overseen by Trustee	Held Outside
Position with Fund	Office	Directorships Held)	(Including the Fund)	Fund Complex

Class I (term expires 2009)

Thomas H. Mack (1942), Trustee	Since 01/2005	Thomas H. Mack & Co., Inc., President (since 01/1991)	1	Director, Greenwald & Associates (since 01/2002)

Class II (term expires 2007)

John Mezger (1953), Trustee	Since 08/2005	WF Option, LLC, Manager (since 2004); Oak Point, LLC, Manager (since 2003); Cherry Creek South Associates, LLC Manager (since 1999); Corby Properties, LLC, Manager (since 1998)	1	None

J. Gibson Watson, III (1955), Trustee	Since 04/2006	Prima Capital Holding, Inc., President and Chief Executive Officer and Director (since 01/2000)	1	None

*	The address for each of the Trustees is: 518 Seventeenth Street, Suite 1200, Denver, CO 80202

38 2006 Annual Report	www.dividendcapital.com

Trustees & Officers (continued)
September 30, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund

		Principal Occupation	Number of Funds	Other
Name, Year of Birth,		During Past Five Years	within Fund Complex	Directorships
Address* and	Term of	(Including Other	Overseen by Trustee	Held Outside
Position with Fund	Office	Directorships Held)	(Including the Fund)	Fund Complex

Class III (term expires 2008)

Thomas I. Florence (1962), Trustee and President**	Since 01/2005	Dividend Capital Investments LLC, Principal (since 07/2003) and President (since 12/2004); Dividend Capital Group LLC, Principal (since 06/2003); Dividend Capital Securities LLC, Principal (since 06/2003); ForestView Consulting Group LLC, President (since 01/2003); formerly, Morningstar Inc., Managing Director (03/2000 to 12/2002); and Pilgrim Baxter & Associates, Managing Director (01/1997 to 03/2000).	1	None

Jonathan F. Zeschin (1953), Trustee and Chairman of the Board	Since 01/2005	President, Essential Advisers, Inc. (since 06/2000); Managing Partner, JZ Partners LLC (since 08/1998).	1	Trustee, ICON Funds (17 funds) (since 11/2002

*	The address for each of the Trustees is: 518 Seventeenth Street, Suite 1200, Denver, CO 80202

**	Mr. Florence is an interested Trustee due to his position with the Adviser.

1-866-324-7348	2006 Annual Report 39

Trustees & Officers (continued)
September 30, 2006 (Unaudited)
Dividend Capital Realty Income Allocation Fund
The officers of the Fund, their years of birth, and their principal occupations for at least the past five years are set forth below. The address for each of the officers is 518 Seventeenth Street, Suite 1200, Denver, CO 80202.

Name and	Position(s) Held	Principal Occupation
Year of Birth,	with the Fund	During Past Five Years

Francis Gaffney (1957)	Treasurer	Dividend Capital Securities LLC, Senior Vice President and Director of Operations (since 02/2004); formerly, Founders Asset Management LLC, Senior Vice President of Operations (08/1998 — 12/2003).

Phillip Perrone (1958)	Chief Compliance Officer	Dividend Capital Investments LLC, Chief Compliance Officer (since 01/2004); Dividend Capital Securities LLC, Chief Compliance Officer (since 01/2004); formerly, Oppenheimer Funds, Inc., Compliance Manager (02/1999 — 01/2004) and Senior Internal Auditor (11/1997 — 02/1999).

Jeffrey Taylor (1972)	Vice President	Dividend Capital Investments LLC, Chief Operating Officer (since 12/2005) and Vice President Business Services (02/2004 — 12/2005); formerly, INVESCO Inc., Product Manager (07/2003 — 01/2004); and INVESCO Funds Group Inc., Manager of Marketing and Business Analytics (01/1999 — 06/2003).

Derek Mullins (1973)	Secretary & Assistant Treasurer	Dividend Capital Investments LLC, Manager of Fund Operations (since 11/2004); formerly, ALPS Mutual Funds Services Inc., Manager of Fund Administration (11/2003 to 10/2004) and Fund Controller (01/1999 to 10/2003).

Jami VonKaenel (1978)	Assistant Secretary	Dividend Capital Investments LLC, Assistant Controller (since 06/2004); Dividend Capital Securities LLC, Assistant Controller (since 06/2004); formerly, Ernst and Young LLP, Senior, Technology and Security Risk Services (02/2004 to 06/2004); and Accenture, Analyst (01/2001 to 01/2004).

40 2006 Annual Report	www.dividendcapital.com

Key Information
September 30, 2006
Dividend Capital Realty Income Allocation Fund
Key Information
Investment Adviser and Administrator
Dividend Capital Investments LLC
518 17th Street, Suite 1200
Denver, CO 80202
Custodian and Fund Accounting Agent
State Street Bank and Trust Co.
801 Pennsylvania
Kansas City, MO 64105
Transfer Agent
The Bank of New York
1 Wall Street
New York, NY 10286
Legal Counsel
Dechert LLP
4675 MacArthur Court
Newport Beach, CA 92660
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 17th Street, Suite 3600
Denver, CO 80202
Officers and Trustees:
Jonathan F. Zeschin
Independent Trustee and Chairman of the Board
Thomas H. Mack
Independent Trustee
John Mezger
Independent Trustee
J. Gibson Watson, III
Independent Trustee
Thomas I. Florence
President and Trustee
Francis P. Gaffney
Treasurer
Jeffrey W. Taylor
Vice President
Derek J. Mullins
Secretary and Assistant Treasurer
Phillip Perrone
Chief Compliance Officer
Jami N. VonKaenel
Assistant Secretary
New York Stock Exchange Symbol: DCA
This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Statements and other information contained in this report are as dated and are subject to change.

1-866-324-7348	2006 Annual Report 41

The Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.
Must be accompanied or preceded by a current prospectus.
For more information, please call 1-866-324-7348.

Item 2. Code of Ethics
(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.
Item 3. Audit Committee Financial Expert
The Registrant’s Board of Trustees has determined that it has two audit committee financial experts serving on its audit committee: Jonathan F. Zeschin and Thomas H. Mack. Messrs. Zeschin and Mack are “independent” Trustees, as defined in paragraph (a)(2) of Item 3. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services
(a)	– (d) Aggregate fees billed to the Registrant for the fiscal years ended September 30, 2006 and September 30, 2005, respectively, for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2006	September 30, 2005
Audit Fees	$30,000	$37,000
Audit-Related Fees	—	—
Tax Fees	$22,290	$5,913
All Other Fees	—	—
Tax Fees were billed in connection with tax advice related to investments.
Aggregate fees billed by the Registrant’s principal accountant for the fiscal years ended September 30, 2006 and September 30, 2005, respectively, for non-audit services provided to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with Dividend Capital Investments LLC (the “Adviser”) that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2006	September 30, 2005
Audit-Related Fees	—	—
Tax Fees	$26,190	$53,900
All Other Fees	—	—
These tax services were billed in connection with the preparation of tax returns and other miscellaneous tax services.
(e)(1)	The Audit Committee pre-approves audit and non-audit services performed for the Registrant by the principal accountant. The Audit Committee also pre-approves non-audit services performed by the Registrant’s principal accountant for the Registrant’s Adviser and affiliates servicing the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate pre-approval authority to a subcommittee of one or more of its members. Any decision of the subcommittee to grant pre-approvals is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable

(g)	Aggregate Non-Audit Fees: The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant were $48,480 and $59,813 for the fiscal years ended September 30, 2006 and September 30, 2005, respectively.

(h)	Not applicable
Item 5. Audit Committee of Listed Registrants
(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The committee members are: Jonathan F. Zeschin, Thomas H. Mack, John Mezger and J. Gibson Watson III.

(b)	Not applicable.
Item 6. Schedule of Investments
Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Registrant has delegated, subject to the supervision of the Board, the voting of proxies relating to its voting securities to the Adviser. The Proxy and Corporate Action Voting Policies and Procedures of the Adviser are attached as Exhibit 99.PROXYPOL hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)	The Adviser’s investment committee (“Investment Committee”) is charged with the overall management of the Registrant’s portfolio, including the development and implementation of overall portfolio strategy and the day-to-day management of the portfolio. Members of the Investment Committee include: (1) Dr. Glenn Mueller, the Adviser’s Real Estate Investment Strategist and Investment Committee Chairman; (2) Mr. Charles Song, Managing Director of Investments of the Adviser; (3) Mr. Amitabh Godha, Senior Vice President of Investments of the Adviser; (4) Ms. Karen Kulvin, a Senior Vice President of Investments of the Adviser; and (5) Mr. Jeffrey Taylor, Chief Operating Officer of the Adviser (collectively, the “Committee Members”).

Biographical Information

Biographical information regarding the Committee Members is set forth below:

Dr. Glenn Mueller. Dr. Mueller has been the Real Estate Investment Strategist for the Adviser since December 2005 and serves on the Adviser’s Investment Committee. Dr. Mueller also is currently Professor of Real Estate at the University of Denver and is a visiting professor at Harvard University.

Dr. Mueller has 30 years of real estate industry experience, including 22 years of research experience that includes real estate capital markets, real estate market cycle analysis, real estate securities analysis, portfolio and diversification analysis, seniors housing analysis and both public and private market investment strategies. In addition, he has performed specific macro- and micro-economic level analyses, both nationally and internationally, of office, industrial, apartment, retail, hotel, single-family residential and senior housing sectors.

Dr. Mueller is currently the co-editor of the Journal of Real Estate Portfolio Management and he has written sixty-eight articles that have appeared in various academic and industry publications including The Journal of Real Estate Research, Real Estate Finance, Institutional Real Estate Securities, Real Estate Review, The Journal of Real Estate Portfolio Management and Urban Land. Previously, Dr. Mueller was a professor at Johns Hopkins University and has held senior research positions at Legg Mason, Price Waterhouse, ABKB/LaSalle Investment Management, and Prudential Real Estate Investors. Dr. Mueller holds a Ph.D. in Real Estate from Georgia State University, an MBA from Babson College, and a B.S.B.A. from the University of Denver.

Charles Song. Mr. Song, Managing Director of Investments, serves in various capacities for the real estate and fixed income portfolios managed by the Adviser. His primary responsibilities include executing portfolio management and trading decisions for the funds’ REIT equity and fixed income securities. Prior to joining the Adviser in 2003, Mr. Song was a consultant for Newbridge Capital and served as an independent advisor on merger and acquisition transactions for various investment consortiums in Asia from 2000 to 2003. Additionally, Mr. Song’s experience includes co-founding Novalis Ventures, an investment fund focused on early-stage investments in the real estate industry, and working as an associate at Cahill, Warnock & Company, a private equity fund from 1998 to 2000. Mr. Song began his career in the Asset Finance Group at Lehman Brothers in New York. While at Lehman, Mr. Song structured more than 65 asset-backed securitizations, representing more than $40 billion of new issues. He is a member of the National Association of Real Estate Investment Trusts (NAREIT), the Urban Land Institute (ULI), the Commercial Mortgage Securities Association (CMSA), and the Cornell University Real Estate Council. Mr. Song holds a bachelor’s degree from Cornell University.

Amitabh Godha. Mr. Godha, Senior Vice President of Investments, serves in various capacities for the real estate investment portfolios managed by the Adviser. His primary responsibilities include conducting research on the office, industrial, self-storage and specialty finance sectors of the equity REIT universe, and managing the REIT preferred and Canadian REIT portfolios. Prior to joining the Adviser in 2003, Mr. Godha served as an independent consultant, assisting early-stage companies with capital-raising and providing investment funds with merger and acquisition and leveraged buyout analyses. Mr. Godha gained direct investment experience as an associate at Cahill, Warnock & Company, a private equity fund based in Baltimore, Maryland. In 1994, Mr. Godha began his career at Lehman Brothers in New York, New York as an investment banking analyst in the Healthcare Group. Mr. Godha earned his bachelor’s degree in finance from

Georgetown University and his MBA from The Wharton School of the University of Pennsylvania.

Karen Kulvin. Ms. Kulvin is Senior Vice President of Investments and serves in various capacities for the real estate fixed income investment portfolios managed by the Adviser. Prior to joining the Adviser in 2006, Ms. Kulvin was the senior vice president in charge of asset management for Newcastle, a public REIT that buys subordinate CMBS and other real-estate related securities for CDO execution. Prior to Newcastle, she worked on the CMBS desk at Bear Stearns. She also worked at LNR in various asset management capacities for 5 years. Ms. Kulvin received a bachelor’s degree from Tufts University and an MBA from Boston University.

Jeffrey Taylor, CFA. Mr. Taylor is the Chief Operating Officer of the Adviser. Mr. Taylor brings over ten years experience in investment advisor operating company functions to the Adviser. A Chartered Financial Analyst, Mr. Taylor’s background includes client service, product management, operating company analysis, strategic planning and business management roles within investment advisors. Prior to joining the Adviser in 2004, he served in various positions with INVESCO Funds Group, most notably as product manager and manager of marketing and business analytics, where he was responsible for the development of the company’s portfolio review and product rationalization processes, as well as strategic business analysis and planning initiatives. Mr. Taylor holds a bachelor’s degree from Pennsylvania State University and an MBA from the University of Colorado at Denver.

(a)(2)	The following table provides information about the other registered investment companies, other pooled investment vehicles and other accounts managed by the Committee Members who are primarily responsible for the day-to-day management of any other portfolio as of September 30, 2006:

		Number of All Other Accounts	Total Assets of All Other Accounts (in millions)

Dr. Mueller:	Other Registered Investment Companies	1	$48
	Other Pooled Investment Vehicles	1	$12
	Other Accounts	3	$99

Mr. Song:	Other Registered Investment Companies	1	$48
	Other Pooled Investment Vehicles	1	$12
	Other Accounts	3	$99

		Number of All Other Accounts	Total Assets of All Other Accounts (in millions)
Mr. Godha	Other Registered Investment Companies	1	$48
	Other Pooled Investment Vehicles	1	$12
	Other Accounts	3	$99

Ms. Kulvin:	Other Registered Investment Companies	1	$48
	Other Pooled Investment Vehicles	1	$12
	Other Accounts	3	$99

Mr. Taylor:	Other Registered Investment Companies	1	$48
	Other Pooled Investment Vehicles	1	$12
	Other Accounts	3	$99
Conflicts of Interest

From time to time, potential conflicts of interest may arise between the Committee Members’ management of the investments of the Registrant, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Registrant, track the same index the Registrant tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Registrant. The other accounts might also have different investment objectives or strategies than the Registrant.
•	Knowledge and Timing of Registrant Trades. A potential conflict of interest may arise as a result of the Committee Members’ management of the Registrant’s portfolio. Because of their position with the Adviser and the Registrant, the Committee Members know the size, timing and possible market impact of the Registrant’s trades. It is theoretically possible that the Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Registrant.

•	Investment Opportunities. A potential conflict of interest may arise as result of a Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Registrant and other accounts managed by a Committee Member, but may not be available in sufficient quantities for both the Registrant and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Registrant and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and the

Adviser’s investment outlook. The Adviser has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Registrant and certain other accounts, including investment opportunity allocation issues.

(a)(3)	The objective of the Adviser’s portfolio compensation program is to provide pay and long-term compensation for its employees that is competitive with the mutual fund/investment advisory market relative to the Adviser’s size and geographical location. Committee Members participate in a compensation program that includes base salary, the potential for a discretionary bonus and the potential for long-term incentives. Committee Member compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained investment performance.
•	Base Salary. Each Committee Member is paid a base salary. In setting the base salary, the Adviser’s intention is to be competitive in light of a Committee Member’s experience and responsibilities. The base salary is also a function of industry salary rates and individual performance as measured against annual goals.

•	Annual Bonus. Each Committee Member is eligible to receive an annual cash bonus that may be equal to as much as 200% of his annual base salary. This bonus is determined by a Committee Member’s contribution to investment management results consistent with the Registrant’s stated objectives as well as other qualitative and quantitative factors taken into consideration.

•	Long-Term Incentive Program. Each Committee Member has the potential to participate in a long-term incentive program which may include an equity ownership program in the Adviser. Equity ownership is awarded based on individual contributions to the Adviser’s business and the long-term potential of that individual to the Adviser.
(a)(4)	The following table shows the dollar range of shares of the Registrant owned by the Committee Members as of September 30, 2006.

Name	$0	$1-$10,000	$10,001-$50,000

Dr. Mueller	X

Mr. Song	X

Mr. Godha			X

Ms. Kulvin	X

Mr. Taylor	X

(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to Vote of Security Holders
Not applicable.
Item 11 – Controls and Procedures
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer, Treasurer, and Principal Financial and Accounting Officer of the Registrant have each concluded that such disclosure controls and procedures provide reasonable assurance that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.
(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 – Exhibits
(a)(1)(i)	The code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 99.CODE ETH.

(a)(1)(ii)	The Proxy and Corporate Action Voting Policies and Procedures of the Adviser are attached hereto as Exhibit 99.PROXYPOL

(a)(2)	The certifications required by Rule 30a-2(a) of the Act (17 CFR 270.30a-2(a)) are filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) of the Act (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dividend Capital Realty Income Allocation Fund

By:	/s/ Thomas Florence Thomas I. Florence
President
(Principal Executive Officer)
Date: December 6, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas Florence Thomas I. Florence President (Principal Executive Officer)
Date: December 6, 2006

By:	/s/ Francis Gaffney Francis P. Gaffney
Treasurer
(Principal Financial Officer)
Date: December 6, 2006